MEMORIAL FUNDS

GOVERNMENT BOND FUND
CORPORATE BOND FUND
GROWTH EQUITY FUND
VALUE EQUITY FUND

December 31, 1999                                                  ANNUAL REPORT
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Dear Memorial Funds Shareholder:

I am happy to report to you on the continuing success of the Memorial Funds. Since their inception in March 1998, investments in our four funds have grown to approximately $300 million, as of December 31, 1999. We thank you for your consistent support.

We have been very pleased with the strong performance of Government Bond Fund, Corporate Bond Fund and the Growth Equity Fund, particularly when that performance is analyzed on a risk-reward basis. We have been less satisfied, however, with the performance of the Value Equity Fund, and are likely to propose some changes in the management of that fund in the near future.

As of December 31, 1999, we have been actively pursuing new distribution channels in an effort to increase asset levels and reduce expense ratios in each of the funds. Given the expertise of the portfolio managers we have assembled to manage the funds, and their conservative approach to investing, we are confident that these efforts will succeed.

If you have any questions or would like additional information about our Funds, please call Forum Fund Services, LLC, the Funds' distributor, at (888) 263-5593. On behalf of the Board of Trustees of the Memorial Funds, I would like to thank all of you who have supported us. We remain committed to meeting your needs for many years to come.

Sincerely,

/s/ Christopher W. Hamm

Christopher W. Hamm
President-Memorial Funds
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                               TABLE OF CONTENTS

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INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA
Portfolio Performance.......................................    1
Sub-Adviser Interviews:.....................................    2
  Government Bond Fund......................................    2
  Corporate Bond Fund.......................................    6
  Growth Equity Fund........................................    7
  Value Equity Fund.........................................    9
Performance Data............................................   12

FINANCIAL STATEMENTS OF THE MEMORIAL FUNDS
Schedules of Investments:
  Government Bond Fund......................................   14
  Corporate Bond Fund.......................................   15
  Growth Equity Fund........................................   18
  Value Equity Fund.........................................   20
Notes to Schedules of Investments...........................   21
Statements of Assets and Liabilities........................   22
Statements of Operations....................................   23
Statements of Changes in Net Assets.........................   24
Financial Highlights........................................   26
Notes to Financial Statements...............................   29
Independent Auditors' Report................................   32
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MEMORIAL FUNDS

INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA
DECEMBER 31, 1999
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PORTFOLIO PERFORMANCE

FORUM INVESTMENT ADVISORS, LLC REVIEW OF SUB-ADVISORS PERFORMANCE

GOVERNMENT BOND FUND -- NORTHERN TRUST COMPANY

    For the 4th quarter of 1999, the fund out-performed the Lehman Brothers Government Bond Index, with a negative total return of (0.58%) versus (0.63%) for the Index. For the full year, the Fund generated a negative total return of (2.39%), under-performing the (2.23%) for the Index. Rising interest rates, particularly sharp in the 4th quarter, overwhelmed higher income from non-Treasury securities and spread tightening on some agency paper. The Advisor is now positioned with neutral portfolio duration relative to the index, and continues to be overweight relative to the index in mortgage-backed securities and U.S. Agency paper.

CORPORATE BOND FUND -- CONSECO CAPITAL MANAGEMENT, INC.

    The negative total return of the Corporate Bond Fund for 1999 was (1.77%), out-performing the (1.96%) return of the Lehman Brothers Corporate Bond Index. Corporate bonds out-performed Treasuries in 1999 and spreads for corporate bonds tightened. The Advisor expects this spread contraction to continue, with greater variation among sub-sectors. For example, rising interest rates may negatively affect bank spreads, while rising oil prices may positively effect energy company spreads. The advisor's strategy for 2000 reflects these outlooks. The portfolio is positioned with a duration modestly lower than the Index, positioning it for out-performance should interest rates continue to rise.

GROWTH EQUITY FUND -- DAVIS HAMILTON JACKSON & ASSOCIATES, L.P.

    The total return of the Growth Equity Fund for 1999 was 24.56%, out-performing the 21.04% return (including dividends) of the S&P 500 Index. The Advisor benefited in 1999 from two key disciplines, focusing on companies with strong earnings growth, and selling companies whose growth prospects weakened. The year was characterized by the market's narrow focus on a relatively small number of companies, including IP0's, creating a frustrating environment for this and other advisors, as expectation-meeting performance was not always rewarded by investors. The Fund was overweight relative to the index in technology, capital goods and consumer cyclicals.

VALUE EQUITY FUND -- BEUTEL, GOODMAN CAPITAL MANAGEMENT

    The value sector of the market continues to be generally ignored, with the strong market in 1999 centered in a relatively short list of names in the growth category. Further, adherence to the strict principals of value investing by the Advisor continues to result in disappointing performance for the Fund. The 1999 negative total return of (3.88%) under-performed the 7.34% total return of the Russell 1000 Value Index. Comparisons to the index are also made more difficult as more "growth" names are included in the value sub-index. The Advisor anticipates that the markets will begin to broaden, and that, based on historical full market cycles, value stocks are overdue for a period of out-performance.

                                       1                          Memorial Funds
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MEMORIAL FUNDS

INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA
DECEMBER 31, 1999
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Forum Investment Advisors, LLC, the investment adviser to the Memorial Funds, posed various questions to sub-advisers of the four portfolios subsequent to the end of the reporting period. Those questions, and the responses received from the investment managers, provide interesting insight into the investment style, portfolio positioning and expectations of the managers for 2000.

AN INTERVIEW WITH MR. MONTY MEMLER OF NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND")

Q: HOW WAS YOUR PERFORMANCE FOR THE FUND'S FISCAL YEAR AND SINCE THE INCEPTION OF THE FUND?

A: Treasury rates from 2-years to 30-years rose between 40 and 60 basis points during the final quarter of the year, resulting in total increases between 140 and 180 basis points for the entire 1999 period. Volatility remained high as investors anticipated and reacted to the Federal Reserve's reversal of the easing in late 1998. The increased volatility reflects continued uncertainty about the decision-making model the Fed is using. The market's current guess is that the Federal Reserve has shifted to a "pre-emptive" mode that places greater emphasis on actual versus potential economic growth and is particularly concerned with the tight labor markets. While productivity data continues to support a higher economic growth "speed limit" than previously thought possible, current GDP growth of 4-5% leaves even the productivity optimists uneasy.

The Fund continued to perform well versus its performance benchmark. But, for the period, income and spread tightening could not offset higher interest rates. This left absolute returns in negative territory. For the latest calendar quarter, the Fund generated a negative total return-after-expenses of (0.58%) versus a (0.63%) return for the Lehman Brothers U.S. Government Bond Index. For the year, the Fund generated a negative total return after-expenses of (2.39%) versus (2.23%) for the index. Since its inception date, the Fund has generated a positive annualized total return-after-expenses of 3.03% versus 3.27% for the index.

Q: WHAT ATTRIBUTES OF YOUR PORTFOLIO HAD THE MOST SIGNIFICANT IMPACT ON THE PERFORMANCE OF YOUR PORTFOLIO?

A: The portfolio has been positioned with similar interest rate sensitivity and greater non-Treasury exposure versus the benchmark. We have maintained this posture throughout the year, and as a result, our interest rate decision had little impact on the relative performance during the period.

Our sector decisions, however, did have a positive impact on relative performance. Throughout the year the Fund was overweighted in non-Treasury securities such as Agency and Agency Mortgage-backed securities. In sharp contrast to the concerns of potentially higher interest rates, investor's degree of risk tolerance has increased significantly with respect to non-Treasury bond sectors. As a result, the liquidity premium investors attached to these sectors has slowly unwound and relative performance has been strong.

Q:  HOW DID YOUR PERFORMANCE OVER THE PERIOD COMPARE TO YOUR ORIGINAL
    EXPECTATIONS?

A: From an interest rate perspective, the directional movement towards higher interest rates was at the higher end of the range we anticipated. As mentioned above, Treasury yields increased between 180 and 140 basis points throughout the maturity spectrum. However, given our neutral interest rate posture, we were successful with the management of the relative interest rate factors.

The contribution of spread sensitive securities was positive, as we anticipated. The Fund was structured to reflect an overweight of non-Treasury securities, which outperformed Treasuries over the course of the year.

                                       2                          Memorial Funds

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MEMORIAL FUNDS

INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 1999
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AN INTERVIEW WITH MR. MONTY MEMLER OF NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND") (CONTINUED)

Q: WHAT WERE THE LARGEST POSITIONS YOU ADDED TO AND SUBTRACTED FROM YOUR PORTFOLIO? DO YOU EXPECT ANY MAJOR PORTFOLIO SHIFTS DURING THE YEAR 2000?

A: During 1999, we continued to increase the Fund's overall sensitivity to changes in spreads from both Mortgage-backed and Agency securities. Specifically, the Agency exposure was increased from 25% to 38% of the portfolio, while Mortgage-backed issues were increased from 17% to 21% of the portfolio. We liquidated all of the Fund's Corporate exposure earlier in the year.

Further participation in these areas will be dictated by relative value opportunities as they arise. These sector and issue decisions are where we anticipate generating the majority of relative performance over the longer term.

Q: WHAT IS THE CURRENT DURATION OF YOUR PORTFOLIO? HOW DOES THIS COMPARE TO THE LEHMAN BROTHERS U.S. GOVERNMENT BOND INDEX?

A: As stated above, the duration of the portfolio is similar to that of the Index. As of December 31, 1999, the duration of the Fund was 4.94 versus 5.12 for the Lehman Brothers U.S. Government Bond Index.

Q: WHAT IS YOUR OUTLOOK FOR INTEREST RATES IN THE NEAR TERM? HOW DOES YOUR OUTLOOK AFFECT THE COMPOSITION OF YOUR PORTFOLIO?

A: Given a similar duration as that of the index, the Fund is positioned to reflect a neutral outlook. Our latest policy, as of the end of December, takes into account the following:

DOMESTIC AND INTERNATIONAL CHANGES

    After all the attention Y2K received, it created minimal market disruptions. Proposed changes to Germany's tax laws were positive for taxpayers and the market alike, while major U.S. and European stock indexes reached new highs despite higher global bond yields. Boris Yeltsin stepped down as Russia's president. On the U.S. economic front, revised real gross domestic product (GDP) growth for the third quarter was 5.7%, yet inflation remained in check. Nonetheless, expectations increased that the Fed will raise rates in February.

WORLD ECONOMIC RECOVERY IS WELL-ENTRENCHED

    The global economy in 2000 is expected to post its strongest growth since the onset of the business slump in Asia in the second half of 1997. We anticipate positive contributions to global economic growth from almost all regions of the world. In the U.S., however, the pace of growth should moderate during the next 12 months as a result of the higher interest-rate structure already in place and likely to be increased by the Federal Reserve.

There is only tentative evidence that higher interest rates are starting to dampen U.S. domestic final demand growth. That evidence is most noticeable in the residential real estate sector where the pace of both the construction and sales of homes has moderated. This sector is expected to weaken further during the next 12 months. To date, consumer spending remains robust. The current and forecast slowdown in housing activity,

                                       3                          Memorial Funds

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MEMORIAL FUNDS

INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 1999
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AN INTERVIEW WITH MR. MONTY MEMLER OF NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND") (CONTINUED)

however, should weaken the demand for home appliances and furnishings. Although business capital spending is expected to moderate in 2000, the magnitude of that moderation remains much in doubt. After a hiatus in the fourth quarter of 1999 and perhaps extending into the first quarter of the new year because of Y2K issues, information technology expenditures are expected to pick up again.

The secular argument for low inflation remains intact. Productivity growth is expected to stay strong in the U.S. and strengthen abroad as new technologies continue to be used in an ever-widening sphere of industries. The pace of corporate restructuring overseas is quickening, which also should enhance global productivity growth. Nevertheless, shorter-term cyclical factors are starting to put upward pressure on inflation. In 1999, the doubling of crude oil prices was largely responsible for the rise in consumer inflation. This year, non-energy consumer inflation is at risk to rise faster due to increases in import prices and the pass-through to consumers of the buildup in prices farther down the production pipeline.

Although the Federal Open Market Committee (FOMC) officially maintained a neutral short-term stance at its December meeting, it indicated that the controlling factor for this neutral stance was uncertainty surrounding Y2K. The FOMC believes core inflation will start to rise if the aggregate demand for U.S. goods and services does not moderate significantly and soon. Although we are forecasting a slowdown in demand in 2000, it is unlikely to be of sufficient magnitude in the first half of the year to satisfy the Fed. As a result, we anticipate the FOMC will tighten policy further in the first half of this year.

NEUTRAL PORTFOLIO DURATIONS RECOMMENDED

    A difficult year for bond investors ended on a sour note as faster-than-expected economic growth and robust equity markets--a pattern that prevailed through much of 1999--pushed interest rates sharply higher in the fourth quarter. A look at last year's performance of the financial markets is useful in assessing the bond market's prospects in 2000. A year ago, we considered the Treasury market fairly valued and recommended neutral portfolio durations. At that time, we believed our positive secular view regarding the economy's non-inflationary growth potential would become the consensus opinion and that a domestic demand-induced economic slowdown would keep bond yields in check. We were right about productivity and its implications for an increasingly favorable growth/inflation tradeoff, but we were wrong in believing that the Fed and market consensus had fully embraced our view. Consequently, we misread the central bank's course of action when it initiated a series of rate hikes beginning in late June. More significant was our underestimating the pace of economic growth. Unexpectedly strong GDP growth was the major cause of last year's interest-rate backup as well as the strong corporate earnings growth that propelled the equity market upward.

Taking last year's lessons and today's growth rate into account, we expect the Fed will act to cool the current robust pace of GDP growth, potentially pressuring short rates in the near term. The timeliness, effectiveness and extent of the Fed's response are likely to be the keys to the direction of interest rates in 2000.

Our continued optimism regarding future productivity gains leads us to conclude that inflation will remain a good story for bonds and that the monetary authority does not have much work to do to achieve a somewhat slower rate of non-inflationary growth. Nevertheless, in line with the consensus, we realize that the market's current focus is on growth rather than inflation, making for a potentially bumpy start to the year as the central bank's efforts to slow growth will be scrutinized closely. Notwithstanding this scrutiny, we anticipate that any rise in rates will be muted.

                                       4                          Memorial Funds

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MEMORIAL FUNDS

INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 1999
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AN INTERVIEW WITH MR. MONTY MEMLER OF NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND") (CONCLUDED)

At the same time, counterintuitively, we accept that in the new economy we should not expect rates to fall very much. One of the hallmarks of this economic environment is that faster productivity gains should lead to high real (inflation-adjusted) yields because investment returns should also be historically high. This is a key explanation for the excellent equity returns generated during the past five years. Real yields of approximately 4% for 10-year Treasury notes certainly qualify as high, but since we expect productivity gains to continue apace, we are not looking for a meaningful reduction in real yields at this point in the economic cycle. Thus, our base case is for interest rates to stay fairly close to their current levels. We believe there are two primary risks in these assumptions. The first is that we are wrong about productivity gains. If productivity gains do not continue, all their attendant benefits will prove illusory. In that event, fast GDP growth will lead to higher inflation and higher interest rates before a classic cycle peak ensues. All current evidence makes this a low-probability outcome. A second and potentially greater risk is that the Fed -- despite Chairman Greenspan's generally supportive statements -- mishandles what truly is a new economy by overreacting to continued strong supply-driven growth and tightens monetary policy aggressively. In this instance, inflation would likely remain low with market rates initially moving higher before eventually declining substantially.

Finally, one risk that is mentioned frequently, increasingly synchronized global growth, does not alarm us. We believe overseas growth will be accompanied by heightened productivity, as in the U.S., limiting any pickup in global inflation. Some evidence already exists that productivity is rising worldwide in tandem with growth, and we expect signs will build in this direction. Balancing the risks and opportunities of these various scenarios leads us to recommend maintaining neutral portfolio durations at this time.

Q: WHAT IS YOUR CURRENT ALLOCATION AMONG SECTORS OF YOUR STRATEGY? HOW DOES THIS COMPARE TO YOUR BENCHMARK?

A: As noted above, we did make some modest changes to the sector exposure during the past year. Our current allocation among sectors includes 38% exposure to Agency issues, which continue to represent a growing percentage of the index. Currently, Agencies represent nearly 22% of the Lehman Brothers U.S. Government Bond Index. The Fund's mortgage-backed exposure represents 21% of the portfolio. The Lehman Brothers U.S. Government Bond Index does not contain any mortgage-backed issues. At the present time, the Fund has no exposure to Corporate obligations, and the index does not contain any Corporate issues although spreads are tighter. We continue to view non-Treasury sectors as attractive and are maintaining our overweighted positions.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH DECEMBER 31, 1999. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND OTHER HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       5                          Memorial Funds
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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)

DECEMBER 31, 1999
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AN INTERVIEW WITH MR. GREGORY HAHN OF CONSECO CAPITAL MANAGEMENT, INC.
SUB-ADVISER TO CORPORATE BOND FUND ("FUND")

Q:  WHAT ATTRIBUTES OF THE FUND HAD THE MOST SIGNIFICANT IMPACT ON THE
    PERFORMANCE?

A: Each of the spread sectors outperformed similar duration Treasuries during 1999. While all sectors of the corporate market experienced spread tightening in the year, the energy sector outperformed others based on the increasing price of oil.

Q:  HOW DID YOUR PERFORMANCE OVER THE PERIOD COMPARE TO OUR ORIGINAL
    EXPECTATIONS?

A: Although we had expected a positive year for the spread sectors as growth returned to the global economy, the rapid pace of growth was a surprise. This rapid pace forced the Fed to take action and the Fed Funds Rate tightened 75 basis points ("bp") during the year. In addition, yields across the Treasury curve increased dramatically. The 10-year Treasury's yield increased by approximately 179 bp during the year, placing 1999 among the worst years ever for Treasury investors.

Q:  WHAT IS THE FUND'S CURRENT DURATION?

A: The portfolio duration at December 31, 1999 was 5.53 years while the duration of the Lehman Brothers Corporate Index was 5.66 years.

Q:  HOW DID THE PERFORMANCE COMPARE TO THE LEHMAN BROTHERS CORPORATE BOND INDEX?

A: From its inception date through December 31, 1999, the Fund returned 3.13% while the Lehman Brothers Corporate Bond Index returned 2.75% over the same period.

Q: WHAT IS YOUR OUTLOOK FOR INTEREST RATES IN THE NEAR TERM? HOW WILL YOUR OUTLOOK AFFECT THE COMPOSITION OF THE FUND?

A: With extremely strong economic growth continuing, the Fed is expected to raise the Fed Funds rate at least 25bp at the next Federal Open Market Committee
(FOMC) meeting in early February. We by no means expect the kind of interest rate volatility we experienced in the market during last year. However, we do expect rates to drift higher in 2000 as the struggle between continued growth and inflation continues.

Q: WHAT IS YOUR OUTLOOK WITH REGARD TO CREDIT SPREADS BETWEEN GOVERNMENT AND CORPORATE BONDS? HOW DOES THIS AFFECT THE FUND?

A: Corporate bond spreads have rallied significantly during the quarter, but we still expect spreads to tighten further from these levels. We do, however, expect some corporate sub-sectors to outperform others in the current high-interest rate environment. The banking sector, for instance, may come under some pressure as higher interest rates affect ongoing operations. Other sectors, such as the energy sector, are benefiting from the huge increase in the price of oil (almost reaching $30 per barrel). As a result, we will look to exit some of our bank holdings in favor of increased energy sector holdings.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH DECEMBER 31, 1999. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND OTHER HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       6                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)

DECEMBER 31, 1999
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. JACK HAMILTON OF DAVIS HAMILTON JACKSON & ASSOCIATES, L.P. SUB-ADVISER TO GROWTH EQUITY FUND ("FUND")

Q:  WHAT ATTRIBUTES HAD THE MOST SIGNIFICANT IMPACT ON PERFORMANCE?

A: The stock market exhibited narrow leadership again in 1999. Only half of the stocks in the S&P 500 produced a positive return for the year, even as the index advanced 21.0% including dividends. The technology sector within the S&P 500 posted a 75% return, accounting for more than two-thirds of the total return from the index. Four sectors declined in value during the year: health care, consumer staples, utilities and transportation. The dominant factor impacting individual stock performance was earnings growth. Companies with rapid and accelerating rates of growth that consistently exceeded analysts' estimates remained market leaders, almost without regard for traditional measures of valuation. Our research kept the portfolio invested in companies with strong earnings growth, and our sell disciplines helped us react quickly to companies exhibiting a slowdown in their growth metrics. Because the technology sector had the largest number of companies maintaining high rates of growth, the portfolio kept an overweight position relative to the S&P 500 throughout the year. The stock market indices measuring mid-cap and small stock performance were generally behind the large capitalization S&P 500. Within the S&P 500, 90% of the index performance came from companies in the top quintile of market value or companies larger than $20 billion. The portfolio had an average market capitalization very close to the S&P 500 despite a 25-30% holding in mid-size companies. Large positions in Microsoft, General Electric, Cisco, Wal-Mart and Oracle kept returns above the S&P 500 for the year.

Q:  HOW DID PERFORMANCE COMPARE TO OUR EXPECTATIONS?

A: Performance met our expectations. Given our philosophy of maintaining a diversified portfolio, 1999 was a challenging year. Many companies held in the portfolio exhibited all of the characteristics we look for and consistently achieved or exceeded market expectations in their businesses. However, with rising interest rates, many industries and market sectors remained out of favor with investors. The IPO market was very popular, with many untested companies instantly attaining multi-billion dollar market valuations although bereft of earnings. Our research, which is focused on profitable and growing companies with seasoned management, kept us out of this sector of the market.

Q:  WHAT WERE THE LARGEST POSITIONS ADDED AND SUBTRACTED IN 1999?

A: The largest additions or new positions were in the technology sector. America Online, Adobe, Motorola, Oracle and First Data were all added during the year. We also purchased Viacom, Exxon, Mobil, Citigroup, Marsh & McClennan, Johnson & Johnson and Anheuser-Busch. The most significant deletions were in stocks where our sell disciplines responded to changes in growth rates. Waste Management, Office Depot, Clorox, McKesson HBOC, Washington Mutual, UnumProvident, Eli Lilly, Watson Pharmaceuticals and VISX were all eliminated.

                                       7                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)

DECEMBER 31, 1999
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. JACK HAMILTON OF DAVIS HAMILTON JACKSON & ASSOCIATES, L.P. SUB-ADVISER TO GROWTH EQUITY FUND ("FUND") (CONCLUDED)

Q: HOW DO THE INDUSTRY ALLOCATIONS COMPARE TO THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500?

A: The portfolio is diversified primarily against the S&P 500. With the Russell rebalancing that occurred last summer and the subsequent performance of the technology sector, the Russell 1000 Growth Index has become very concentrated in a few sectors. At year-end, technology was more than 45% of the Russell 1000 Growth Index and consumer staples and health care were both nearly 14%. These three areas now account for nearly three-fourths of the Russell 1000 Growth Index. In the S&P 500, those three sectors totaled half of the index on December 31, 1999. Compared to the S&P 500, the portfolio carried larger weightings in technology, capital goods and consumer cyclicals. During 1999 these three sectors all performed above the return generated by the S&P 500. Financials, consumer staples, energy, basic materials, communications services and health care were held at percentages below the index. Among the sectors that were underweighted in the portfolio, only the basic materials group generated a return superior to the S&P 500.

Q:  HOW DID GROWTH STOCK INVESTING COMPARE TO THE S&P 500?

A: Growth stocks outperformed the S&P 500. Technology was the primary reason for this outcome, while the traditional growth sectors such as health care, communication services and consumer staples performed poorly. Performance was more even between growth and value investment styles in sectors removed from technology.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH DECEMBER 31, 1999. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND OTHER HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       8                          Memorial Funds
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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)

DECEMBER 31, 1999
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. J. PHILIP FERGUSON OF BEUTEL, GOODMAN CAPITAL MANAGEMENT SUB-ADVISER TO VALUE EQUITY FUND ("FUND")

Q:  WHAT ATTRIBUTES OF YOUR FUND HAD THE MOST SIGNIFICANT IMPACT ON PERFORMANCE?

A: The overall market in 1999 was again narrowly focused and one-dimensional. It was an extraordinary year for growth stock investors, especially in the technology sector, but the broadly based market turned in a lackluster year. 67% of NYSE stocks and 52% of S&P 500 stocks were actually DOWN for the year.

Looking strictly at the Russell 1000 Value Index, the best performance was achieved in the areas characterized by high betas, low dividend yields, high P/E ratios, high price/book ratios, large market capitalizations, highly liquid trading volume, and high growth rate expectations. In other words, it was a short list of large-cap stocks with growth characteristics that accounted for most of the 7.4% return for the Index for the year; the true "value" stocks within the Index were negative performers.

Relative to the Russell 1000 Value Index, our portfolio benefited from an overweighting in companies with higher growth expectations and from positive contributions in the energy and consumer staples areas. Our performance was hurt by the portfolio's emphasis on stocks with the following characteristics: low beta, high yield, low P/E ratio, low price/book ratio, mid-tier trading volume characteristics, and, most significantly, by a bias toward the medium-sized stocks within the index. Our stock selection was also a negative contributor, especially in the consumer discretionary area where we had particularly poor experience with holdings in R. R. Donnelly, Service Corp International, Warnaco Group and Waste Management. These are substantial companies with leading market shares within their respective industries, and at the time of purchase, they each had compelling value characteristics. But in each case, subsequent announcements of weakening fundamentals resulted in swift and significant damage to the stock price.

Q:  HOW DID YOUR PERFORMANCE OVER THE PERIOD COMPARE TO YOUR ORIGINAL
    EXPECTATIONS?

A: We were extremely disappointed in the performance of the portfolio. We adhere to strict principles of value investing, and these have gone largely unrewarded in the marketplace over the last two years.

The value benchmark has also become a difficult bogey for an active manager with strict value investing disciplines. The Russell 1000 Value Index has become "growthier" in recent years as the strength of the large-cap growth stocks has forced more growth stocks from the 1000 Growth Index into the 1000 Value Index. By definition, each sub-index accounts for 50% of the capitalization of the Russell 1000, so the enormous recent strength of such companies as Microsoft and Cisco Systems has pushed a large number of companies from the growth sub-index into the value sub-index. Many of these companies are not appropriate for a value

                                       9                          Memorial Funds

--------------------------------------------------------------------------------

MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)

DECEMBER 31, 1999
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. J. PHILIP FERGUSON OF BEUTEL, GOODMAN CAPITAL MANAGEMENT SUB-ADVISER TO VALUE EQUITY FUND ("FUND") (CONTINUED)

portfolio, yet they become a part of the value benchmark. The following companies are examples of current members of the value sub-index, even though they have clear growth characteristics and, in some cases, are devoid of earnings or appreciable revenues:

                  COMPANY                     1999 PRICE APPRECIATION
                  -------                     -----------------------
AVX Corporation                                          194%
Cabletron Systems                                        210
Intuit, Inc.                                             194
Novellus Systems                                         147
Safeguard Scientifics                                    494
Scient Corporation                                       160
SDL, Inc.                                              1,050
Symantec Corp.                                           170

Q: WHAT WERE THE LARGEST POSITIONS YOU ADDED TO AND SUBTRACTED FROM THE FUND IN 1999?

A: We added several quality companies in the economy-sensitive area, including Hercules, Ingersoll-Rand, Nucor and Whirlpool. We also made net additions to the financial and utilities sectors with new positions in Edison International, MGIC Investment Corp., Southern Company and SouthTrust.

We cut back our weighting in the technology sector, as many of our holdings there met or exceeded our sell targets for them. Weatherford International and Sysco also were sold at their sell targets, after posting year-to-date appreciation of 91% and 23%, respectively. As the year progressed, we became much less tolerant of holding companies with softening fundamentals. Examples of stocks in this category include Albertsons, Allstate, Federal Mogul, Lockheed Martin, Newbridge Networks, Service Corporation International and Warnaco.

Q: HOW DO YOUR CURRENT INDUSTRY ALLOCATIONS COMPARE TO THE RUSSELL 1000 VALUE INDEX SECTOR WEIGHTS?

A: Our industry allocations differ markedly from the Russell 1000 Value Index. Over half of the benchmark's weight is comprised of Financials and Utilities. Our total weight in these interest-sensitive areas is 37.7%, with 23.1% in the Financials and 14.6% in Utilities. The weighting in technology stocks for the benchmark is a relatively small 5.8%. We closed the year with 9.0% in this area. Our three holdings, American Power Conversion, EDS and Intel, were among our best performers for the year. Our overall energy weighting is in line with the benchmark's weight of 11.1%, but we are light in the international oils (Royal Dutch was the sole holding at year-end) and more heavily weighted in the "Other Energy" category with positions in Burlington Resources, Cooper Cameron and El Paso Energy.

                                       10                         Memorial Funds

--------------------------------------------------------------------------------

MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)

DECEMBER 31, 1999
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. J. PHILIP FERGUSON OF BEUTEL, GOODMAN CAPITAL MANAGEMENT SUB-ADVISER TO VALUE EQUITY FUND ("FUND") (CONCLUDED)

Q: WHAT IS YOUR OUTLOOK FOR YOUR STYLE OF VALUE INVESTING OVER THE NEXT SIX MONTHS? HOW DOES THIS COMPARE TO YOUR OUTLOOK FOR THE S&P 500?

A: 1999 was a very difficult year for value investors because the market focused solely on growth, particularly in the technology sector. It was also one of the narrowest markets in recent memory, with all of the gain in the S&P 500 being accounted for by only 30 stocks. As we closed the year, the large-cap growth stocks were expensively valued by any historic measure, while value stocks as a group sold at deep discounts to the market averages.

The markets have begun to broaden in the last few weeks and we are hopeful that a new trend is developing. The separation in performance between the growth and value sectors has never been more pronounced, as noted below. Extreme disparities of performance like this are generally corrected in subsequent periods.

                                              GROWTH               VALUE
                                            COMPONENT            COMPONENT
                                          --------------       -------------
Russell 1000 Index                                +33.2%                +7.4%
Russell Midcap Index                              +51.3                 (0.1)
Russell 2000 Index                                +43.1                 (1.6)

Value investing is founded on the soundest of financial principles. Over full market cycles, there is an ebb and flow to market leadership, and history tells us that value stocks are long overdue for a period of outperformance.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH DECEMBER 31, 1999. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND OTHER HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       11                         Memorial Funds

--------------------------------------------------------------------------------

MEMORIAL FUNDS

INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)

DECEMBER 31, 1999
--------------------------------------------------------------------------------

These charts reflect a comparison in the change in value of a $10,000 investment in Government Bond Fund and Corporate Bond Fund, including reinvested dividends and distributions, since inception of each Fund. The result is compared with a broad-based securities market index. Each Fund's total return includes operating expenses that reduce returns, while the total return of the Fund's respective Index does not. Investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            GOVERNMENT BOND FUND VS. LEHMAN BROTHERS U.S. GOVERNMENT BOND INDEX
                                             GOVERNMENT BOND FUND  LEHMAN BROTHERS U.S. GOVERNMENT BOND INDEX
3/29/1998                                                 $10,000                                     $10,000
4/30/1998                                                 $10,042                                     $10,045
5/31/1998                                                 $10,137                                     $10,148
6/30/1998                                                 $10,261                                     $10,264
7/31/1998                                                 $10,267                                     $10,280
8/31/1998                                                 $10,525                                     $10,547
9/30/1998                                                 $10,814                                     $10,832
10/31/1998                                                $10,726                                     $10,795
11/30/1998                                                $10,770                                     $10,798
12/31/1998                                                $10,795                                     $10,822
1/31/1999                                                 $10,872                                     $10,885
2/28/1999                                                 $10,618                                     $10,625
3/31/1999                                                 $10,654                                     $10,667
4/30/1999                                                 $10,678                                     $10,691
5/31/1999                                                 $10,585                                     $10,597
6/30/1999                                                 $10,545                                     $10,576
7/31/1999                                                 $10,506                                     $10,560
8/31/1999                                                 $10,498                                     $10,560
9/30/1999                                                 $10,599                                     $10,646
10/31/1999                                                $10,624                                     $10,663
11/30/1999                                                $10,613                                     $10,648
12/31/1999                                                $10,537                                     $10,579
Average Annual Total Return as of 12/31/99
                                             Institutional Shares
One year                                                  (2.39%)
Since Inception on 3/29/98:                                 3.03%
Value on 12/31/99
Government Bond Fund:                                     $10,537
Lehman Brothers U.S. Government Bond Index:               $10,579

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           CORPORATE BOND FUND VS. LEHMAN BROTHERS CORPORATE BOND INDEX
                                            CORPORATE BOND FUND  LEHMAN BROTHERS CORPORATE BOND INDEX
3/25/1998                                               $10,000                               $10,000
4/30/1998                                               $10,049                               $10,063
5/31/1998                                               $10,163                               $10,183
6/30/1998                                               $10,280                               $10,258
7/31/1998                                               $10,289                               $10,249
8/31/1998                                               $10,481                               $10,297
9/30/1998                                               $10,694                               $10,631
10/31/1998                                              $10,592                               $10,467
11/30/1998                                              $10,695                               $10,664
12/31/1998                                              $10,751                               $10,695
1/31/1999                                               $10,844                               $10,801
2/28/1999                                               $10,613                               $10,545
3/31/1999                                               $10,677                               $10,619
4/30/1999                                               $10,705                               $10,650
5/31/1999                                               $10,584                               $10,508
6/30/1999                                               $10,539                               $10,453
7/31/1999                                               $10,525                               $10,395
8/31/1999                                               $10,511                               $10,370
9/30/1999                                               $10,610                               $10,483
10/31/1999                                              $10,608                               $10,532
11/30/1999                                              $10,617                               $10,543
12/31/1999                                              $10,561                               $10,487
Average Annual Total Return as of 12/31/99
                                                  Institutional
                                                         Shares
One year                                                (1.77%)
Since Inception on 3/25/98:                               3.13%
Value on 12/31/99
Corporate Bond Fund:                                    $10,561
Lehman Brothers Corporate Bond Index:                   $10,487

EACH FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT. CHANGES IN VALUE OF LEHMAN BROTHERS U.S. GOVERNMENT BOND INDEX AND LEHMAN BROTHERS CORPORATE BOND INDEX ARE BASED ON AN INCEPTION DATE OF 3/31/98.
TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                       12                         Memorial Funds

--------------------------------------------------------------------------------

MEMORIAL FUNDS

INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONCLUDED)

DECEMBER 31, 1999
--------------------------------------------------------------------------------

These charts reflect a comparison in the change in value of a $10,000 investment in Growth Equity Fund and Value Equity Fund, including reinvested dividends and distributions, since inception of each Fund. The result is compared with a broad-based securities market index. Each Fund's total return includes operating expenses that reduce returns, while the total return of the Fund's respective Index does not. Investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                          GROWTH EQUITY FUND VS. RUSSELL 1000 GROWTH INDEX
                                            GROWTH EQUITY FUND (TRUST)  GROWTH EQUITY FUND (INST)  RUSSELL 1000 GROWTH INDEX
3/29/1998                                                      $10,000                    $10,000                    $10,000
4/30/1998                                                      $10,060                    $10,070                    $10,224
5/31/1998                                                       $9,880                     $9,880                     $9,934
6/30/1998                                                      $10,561                    $10,581                    $10,543
7/31/1998                                                      $10,431                    $10,451                    $10,473
8/31/1998                                                       $9,081                     $9,111                     $8,901
9/30/1998                                                       $9,913                     $9,943                     $9,585
10/31/1998                                                     $10,423                    $10,463                    $10,355
11/30/1998                                                     $10,963                    $11,003                    $11,143
12/31/1998                                                     $12,057                    $12,097                    $12,148
1/31/1999                                                      $12,931                    $12,970                    $12,861
2/28/1999                                                      $12,320                    $12,360                    $12,274
3/31/1999                                                      $12,861                    $12,911                    $12,920
4/30/1999                                                      $12,924                    $12,974                    $12,936
5/31/1999                                                      $12,598                    $12,648                    $12,539
6/30/1999                                                      $13,598                    $13,659                    $13,417
7/31/1999                                                      $13,082                    $13,143                    $12,991
8/31/1999                                                      $12,977                    $13,048                    $13,203
9/30/1999                                                      $12,870                    $12,942                    $12,926
10/31/1999                                                     $13,651                    $13,723                    $13,902
11/30/1999                                                     $13,945                    $14,006                    $14,652
12/31/1999                                                     $15,018                    $15,053                    $16,176
Average Annual Total Return as of 12/31/99
                                                                 Trust              Institutional
                                                                Shares                     Shares
One year                                                        24.56%                     24.44%
Since Inception on 3/29/98:                                     26.06%                     26.23%
Value on 12/31/99
Growth Equity Fund (Trust):                                    $15,018
Growth Equity Fund (Inst):                                     $15,053
Russell 1000 Growth Index:                                     $16,176

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VALUE EQUITY FUND VS. RUSSELL 1000 VALUE INDEX  VALUE EQUITY  VALUE EQUITY   RUSSELL 1000
                                                FUND (TRUST)    FUND (INST)   VALUE INDEX
3/29/1998                                            $10,000        $10,000       $10,000
4/30/1998                                            $10,040        $10,040       $10,136
5/31/1998                                             $9,640         $9,640        $9,986
6/30/1998                                             $9,475         $9,485       $10,113
7/31/1998                                             $8,854         $8,874        $9,935
8/31/1998                                             $7,504         $7,524        $8,456
9/30/1998                                             $8,078         $8,108        $8,942
10/31/1998                                            $8,770         $8,790        $9,635
11/30/1998                                            $8,800         $8,830       $10,083
12/31/1998                                            $9,194         $9,224       $10,427
1/31/1999                                             $8,883         $8,913       $10,510
2/28/1999                                             $8,612         $8,632       $10,362
3/31/1999                                             $8,807         $8,837       $10,576
4/30/1999                                             $9,772         $9,802       $11,564
5/31/1999                                             $9,601         $9,631       $11,437
6/30/1999                                             $9,754         $9,794       $11,769
7/31/1999                                             $9,523         $9,563       $11,424
8/31/1999                                             $9,180         $9,220       $11,000
9/30/1999                                             $8,654         $8,694       $10,616
10/31/1999                                            $8,846         $8,886       $11,227
11/30/1999                                            $8,553         $8,583       $11,139
12/31/1999                                            $8,837         $8,858       $11,193
Average Annual Total Return as of 12/31/99
                                                       Trust  Institutional
                                                      Shares         Shares
One year                                             (3.88%)        (3.96%)
Since Inception on 3/29/98:                          (6.80%)        (6.67%)
Value on 12/31/99
Value Equity Fund (Trust):                            $8,837
Value Equity Fund (Inst):                             $8,858
Russell 1000 Value Index:                            $11,193

EACH FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT. CHANGES IN VALUE OF RUSSELL 1000 GROWTH INDEX AND RUSSELL 1000 VALUE INDEX ARE BASED ON AN INCEPTION DATE OF 3/30/98.
TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                       13                         Memorial Funds

--------------------------------------------------------------------------------

GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 1999
--------------------------------------------------------------------------------

    FACE
  AMOUNT/              SECURITY
   SHARES             DESCRIPTION            VALUE
------------   -------------------------  -----------
COLLATERALIZED MORTGAGE OBLIGATION
(3.5%)
   2,500,000   FHLMC, Series 2080 PE,
                 6.00%, 11/15/21
                   (cost $2,471,094)....  $ 2,394,188
                                          -----------
GOVERNMENT BONDS & NOTES (37.9%)
   5,500,000   FHLB, 5.50%, 7/14/00.....    5,479,821
   2,000,000   FHLB, 5.25%, 4/25/02.....    1,945,464
   2,500,000   FHLMC, 5.75%, 7/15/03....    2,420,728
   3,500,000   FHLMC, 6.25%, 7/15/04....    3,419,500
   3,500,000   FHLMC, 6.63%, 9/15/09....    3,396,589
   2,500,000   FNMA, 5.63%, 3/15/01.....    2,476,738
   2,000,000   FNMA, 5.38%, 3/15/02.....    1,952,460
   5,000,000   FNMA, 5.75%, 6/15/05.....    4,752,000
                                          -----------
Total Government Bonds & Notes
  (cost $26,382,191)                       25,843,300
                                          -----------
MORTGAGE BACKED SECURITIES (17.6%)
   2,454,700   FHLMC, Gold Pool 1936,
                 6.00%, 11/01/28........    2,251,790
   1,815,921   FHLMC, Gold Pool G00767,
                 7.50%, 8/01/27.........    1,800,832
   2,836,240   FNMA, Pool 440700, 6.00%,
                 11/01/28...............    2,599,074
   2,820,214   FNMA, Pool 440737, 6.00%,
                 12/01/28...............    2,584,387
   2,986,736   GNMA, Pool 476998, 6.50%,
                 7/15/29................    2,806,597
                                          -----------
Total Mortgage Backed Securities
  (cost $12,763,771)                       12,042,680
                                          -----------

    FACE
  AMOUNT/              SECURITY
   SHARES             DESCRIPTION            VALUE
------------   -------------------------  -----------
U.S. TREASURY OBLIGATIONS (38.1%)
U.S. INFLATION INDEX NOTE (4.4%)
   3,000,000   3.63%, 1/15/08
                   (cost $3,026,070)....  $ 2,972,919
                                          -----------
U.S. TREASURY NOTES (15.1%)
   5,500,000   6.63%, 7/31/01...........    5,537,812
   2,000,000   5.75%, 8/15/03...........    1,958,750
     850,000   6.50%, 10/15/06..........      847,875
   2,000,000   6.13%, 8/15/07...........    1,950,000
                                          -----------
Total U.S. Treasury Notes
  (cost $10,674,318)                       10,294,437
                                          -----------
U.S. TREASURY BONDS (18.6%)
   1,500,000   7.13%, 2/15/23...........    1,562,345
  12,150,000   6.00%, 2/15/26...........   11,117,250
               (cost $14,256,023).......   12,679,595
                                          -----------
Total U.S. Treasury Obligations
  (cost $27,956,411)                       25,946,951
                                          -----------
SHORT-TERM HOLDING (2.9%)
   2,004,473   Merrimac U.S. Government
                 Fund, 5.11%
                   (cost $2,004,473)....    2,004,473
                                          -----------
Total Investments (100.0%)
  (cost $71,577,940)                      $68,231,592
                                          ===========

See Notes to Schedules of Investments and
  Notes to Financial Statements.       14
                                                                  Memorial Funds

--------------------------------------------------------------------------------

CORPORATE BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 1999
--------------------------------------------------------------------------------

    FACE
  AMOUNT/              SECURITY
   SHARES            DESCRIPTION            VALUE
------------   ------------------------  ------------
ASSET BACKED SECURITIES (3.9%)
   1,400,000   Chase Funding Mortgage
                 Loan, 7.06%,
                 8/25/14...............  $  1,392,895
   1,415,663   General Motors
                 Acceptance Corp.,
                 5.83%, 5/15/33........     1,336,648
   1,500,000   Residential Asset
                 Securities Corp.,
                 7.08%, 9/25/20........     1,493,063
   1,620,000   Residential Funding
                 Mortgage Securities
                 II, 7.34%, 7/25/12....     1,613,674
                                         ------------
Total Asset Backed Securities
  (cost $5,942,456)                         5,836,280
                                         ------------
COLLATERALIZED MORTGAGE OBLIGATIONS
(8.0%)
     300,000   Commonwealth Edison
                 Transitional Funding
                 Trust, Series 1998-1
                 A7, 5.74%, 12/25/10...       270,686
   1,600,000   EQCC Home Equity Loan
                 Trust, Series 1996-4
                 A6, 6.88%, 7/15/14....     1,595,864
   1,500,000   EQCC Home Equity Loan
                 Trust, 7.07%,
                 11/25/24..............     1,492,628
   1,300,000   FHLMC, 6.50% VR,
                 1/15/22...............     1,260,500
     936,667   FHLMC, 7.50% VR,
                 12/15/24..............       939,505
   1,000,000   First Plus Home Loan
                 Trust, Series 1998-3
                 A5, 6.49%, 7/10/17....       982,165
   1,643,934   First Union-Chase
                 Mortgage Trust, Series
                 1999-C2, Class A1,
                 6.36%, 6/15/08........     1,583,413
     754,804   First Union Commercial
                 Mortgage Trust, Series
                 1999-C1, Class A1,
                 5.73%, 1/15/08........       711,780
   2,000,000   First Union Lehman
                 Brothers, 6.60%,
                 5/18/07...............     1,917,990
     489,229   FNMA, 6.50%, 4/1/28.....       462,199
     500,000   Money Store Home Equity
                 Trust, Series 1996-D
                 A13, 6.64%, 9/15/14...       497,303
     256,781   Mortgage Index
                 Amortizing Trust,
                 Series 1997-1 A1,
                 6.68%, 8/25/04 #......       254,895
                                         ------------
Total Collateralized Mortgage
Obligations
  (cost $12,212,887)
                                           11,968,928
                                         ------------
CORPORATE BONDS & NOTES (66.8%)
   2,600,000   AES Eastern Energy,
                 9.00%, 1/2/17.........     2,450,565

    FACE
  AMOUNT/              SECURITY
   SHARES            DESCRIPTION            VALUE
------------   ------------------------  ------------
CORPORATE BONDS & NOTES, CONTINUED
   3,000,000   Alltel Corp., 6.80%,
                 5/1/29................  $  2,616,408
   1,500,000   Ameritech Capital
                 Funding, 6.55%,
                 1/15/28...............     1,305,114
   2,600,000   Armstrong World
                 Industries, 6.35%,
                 8/15/03...............     2,507,905
     565,000   Associates Corp. of
                 North America, 5.60%,
                 1/15/01...............       558,549
   1,500,000   AT&T Corp., 6.50%,
                 3/15/29...............     1,288,047
   2,000,000   Avco Financial Services,
                 6.00%, 8/15/02........     1,942,182
   1,500,000   Bellsouth
                 Telecommunications,
                 6.00% VR, 6/15/02.....     1,470,357
     500,000   Carramerica Realty,
                 6.63%, 3/1/05.........       454,624
   1,000,000   Case Credit Corp.,
                 5.95%, 8/1/00.........       996,409
   1,000,000   Centura Banks, Inc.,
                 6.50%, 3/15/09........       907,024
   1,000,000   Choice Hotels
                 International Corp.,
                 7.13%, 5/1/08.........       930,376
     450,000   Colonial Realty LP,
                 7.50%, 7/15/01........       446,575
   1,000,000   Commonwealth Edison,
                 8.38%, 2/15/23........       973,297
   1,565,569   Continental Airlines,
                 Inc., 6.65%,
                 3/15/19...............     1,417,098
   1,000,000   CPI Corp., 9.00%,
                 3/15/02 (+)...........     1,019,067
   2,500,000   East Coast Power LLC,
                 7.54%, 6/30/17........     2,216,534
   1,200,000   Edison Mission Energy,
                 7.73%, 6/15/09........     1,192,673
   2,000,000   ENSCO International,
                 Inc., 7.20%,
                 11/15/27..............     1,750,142
   1,575,000   Fidelity Investments,
                 7.57%, 6/15/29 (+)....     1,518,650
     650,000   First Interstate
                 Bancorp, 9.13%,
                 2/1/04................       690,736
   3,000,000   First Union National
                 Bank, 5.80%,
                 12/1/08...............     2,655,420
   3,000,000   Ford Motor Co., 7.45%,
                 7/16/31...............     2,892,630
   1,000,000   Ford Motor Credit Co.,
                 6.70%, 7/16/04........       979,345
   3,500,000   General Motors
                 Acceptance Corp.,
                 6.75%, 2/7/02.........     3,479,665
   2,000,000   Household Finance Corp.,
                 6.13% VR, 7/15/02.....     1,949,262
   1,800,000   Key Bank NA, 6.50%,
                 4/15/08...............     1,675,656

See Notes to Schedules of Investments and
  Notes to Financial Statements.       15
                                                                  Memorial Funds

--------------------------------------------------------------------------------

CORPORATE BOND FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 1999
--------------------------------------------------------------------------------

    FACE
  AMOUNT/              SECURITY
   SHARES            DESCRIPTION            VALUE
------------   ------------------------  ------------
CORPORATE BONDS & NOTES, CONTINUED
   1,000,000   LASMO (USA), Inc.,
                 7.30%, 11/15/27.......  $    913,739
   3,000,000   Lehman Brothers
                 Holdings, 6.63%,
                 12/27/02..............     2,937,621
   1,500,000   Lehman Brothers
                 Holdings, 7.00%,
                 5/15/03...............     1,479,914
   1,500,000   Liberty Media Group,
                 8.50%, 7/15/29........     1,523,091
     400,000   Marriott International,
                 Inc., 6.63%,
                 11/15/03..............       384,452
     750,000   MCN Investment Corp.,
                 6.35%, 4/2/02.........       730,297
     500,000   Merrill Lynch, 6.07%,
                 4/6/04................       480,005
   2,900,000   Morgan Stanley Dean
                 Witter, 5.88%,
                 2/28/01...............     2,873,636
   3,000,000   Motorola, Inc., 6.50%,
                 11/15/28..............     2,584,977
   2,600,000   Mutual Life Insurance
                 Co. of NY, 11.25% VR,
                 8/15/24 (+)...........     3,354,585
   1,500,000   National Rural Utilities
                 Corp., 5.50%,
                 1/15/05...............     1,399,220
   1,000,000   NGC Corp., 7.13%,
                 5/15/18...............       879,613
   1,500,000   Noble Drilling Corp.,
                 7.50%, 3/15/19........     1,435,458
   2,000,000   Osprey Trust, 8.31%,
                 1/15/03 (+)...........     1,987,158
   5,450,000   PNC Bank Corp., 7.50%,
                 11/1/09...............     5,376,152
   3,600,000   Public Service Electric
                 & Gas Co., 6.13%,
                 8/1/02................     3,526,956
   1,000,000   Puget Sound Energy,
                 Inc., 7.00%, 3/9/29...       875,703
     700,000   Reckson Operating
                 Partnership, 7.40%,
                 3/15/04...............       675,443
   1,000,000   Reynolds (R.J.) Tobacco
                 Holding, 7.38%,
                 5/15/03...............       939,870
   1,500,000   Rohm & Haas Co., 7.85%,
                 7/15/29...............     1,511,862
     250,000   Rollins Truck Leasing
                 Corp., 6.88%,
                 8/1/01................       248,576
     862,166   Seabrook Station-Unit 1,
                 7.83%, 1/2/19.........       809,565
   3,000,000   Sears Roebuck Acceptance
                 Corp., 6.12%,
                 12/13/01..............     2,930,253
     200,000   Shopko Stores, 6.50%,
                 8/15/03...............       190,013
   1,000,000   Sprint Capital Corp.,
                 6.90%, 5/1/19.........       914,246
   1,500,000   Suntrust Capital, 7.90%,
                 6/15/27...............     1,407,485
   2,500,000   Tele-Communications,
                 Inc., 9.80%, 2/1/12...     2,925,645

    FACE
  AMOUNT/              SECURITY
   SHARES            DESCRIPTION            VALUE
------------   ------------------------  ------------
CORPORATE BONDS & NOTES, CONTINUED
   2,000,000   Texas Instruments,
                 7.00%, 8/15/04........  $  1,966,584
   1,500,000   Texas Utilities Electric
                 Co., 6.75%, 4/1/03....     1,481,565
   1,500,000   Tyco International Group
                 SA, 5.88%, 11/1/04....     1,389,984
   3,000,000   U.S. Bank N.A., 6.30%,
                 7/15/08...............     2,772,543
   1,500,000   Union Planters Bank NA,
                 6.50%, 3/15/08........     1,349,673
   1,200,000   United Dominion Realty
                 Trust, 8.13%,
                 11/15/00..............     1,206,530
   1,500,000   Utilicorp United, 7.63%,
                 11/15/09..............     1,447,206
   1,000,000   Waste Management, Inc.,
                 7.65%, 3/15/11........       863,958
                                         ------------
Total Corporate Bonds & Notes
  (cost $103,991,115)                     100,057,888
                                         ------------
MORTGAGE BACKED SECURITIES (5.2%)
   1,498,952   FHLMC, Pool C32933,
                 7.50%, 1/1/28.........     1,485,681
     512,398   FHLMC, Pool E69646,
                 6.00%, 3/01/13........       487,781
     388,127   FHLMC, Pool E70688,
                 6.00%, 6/1/13.........       369,480
     850,829   FHLMC, Pool E75926,
                 6.00%, 4/1/14.........       808,996
   1,344,470   FHLMC, Pool E76404,
                 6.00%, 4/1/14.........     1,279,878
     901,944   FNMA, Pool 251818,
                 6.00%, 6/1/18.........       840,512
     233,880   FNMA, Pool 313873,
                 7.00%, 12/1/27........       228,171
     259,342   FNMA, Pool 399774,
                 7.00%, 5/1/28.........       251,293
     762,405   FNMA, Pool 422848,
                 6.00%, 4/1/18.........       710,477
     279,934   FNMA, Pool 428152,
                 7.00%, 5/1/28.........       271,246
     918,204   FNMA, Pool 428968,
                 6.00%, 6/1/28.........       841,424
     299,354   GNMA, Pool 504583,
                 7.50%, 10/15/29.......       296,329
                                         ------------
Total Mortgage Backed Securities
  (cost $8,158,855)                         7,871,268
                                         ------------

See Notes to Schedules of Investments and
  Notes to Financial Statements.       16
                                                                  Memorial Funds

--------------------------------------------------------------------------------

CORPORATE BOND FUND

SCHEDULE OF INVESTMENTS (concluded)

DECEMBER 31, 1999
--------------------------------------------------------------------------------

    FACE
  AMOUNT/              SECURITY
   SHARES            DESCRIPTION            VALUE
------------   ------------------------  ------------
MUNICIPAL BONDS & NOTES (4.1%)
     150,000   Denver, CO, Urban
                 Renewal Authority, Tax
                 Increment RV, Adams
                 Mark Hotel, Series A,
                 6.37%, 9/1/02.........  $    147,257
   1,000,000   Madison, WI, Community
                 Development Authority
                 RV, 6.20%, 7/2/18.....     1,012,024
     875,000   Oklahoma County, OK,
                 Finance Authority
                 MFHR, Oakridge Village
                 Apartments, Series A,
                 8.05%, 10/1/09........       885,232
     240,000   Reeves County, TX, Tax
                 COP, 6.70%, 3/31/05...       240,042
   2,000,000   Reeves County, TX, Tax
                 COP, Law Enforcement
                 Center, 7.25%,
                 6/1/11................     1,898,884
     200,000   Show Low, AZ, IDA
                 Hospital RV, Navapache
                 Regional Medical
                 Center, Series B, ACA
                 Insured, 6.25%,
                 12/1/00...............       199,408
     250,000   Show Low, AZ, IDA
                 Hospital RV, Navapache
                 Regional Medical
                 Center, Series B, ACA
                 Insured, 6.50%,
                 12/1/02...............       246,734
     290,000   Show Low, AZ, IDA
                 Hospital RV, Navapache
                 Regional Medical
                 Center, Series B, ACA
                 Insured, 6.60%,
                 12/1/03...............       284,514
     250,000   St. Charles County, MO,
                 Public Arena Authority
                 Leasehold Taxable RV,
                 Family Area Project,
                 6.54%, 9/15/05........       232,851
   1,000,000   Wickliffe, KY, Solid
                 Waste Disposal
                 Facilities RV,
                 Westvaco Corp Project,
                 7.67%, 1/15/27 (+)....       978,780
                                         ------------
Total Municipal Bonds & Notes
  (cost $6,332,154)                         6,125,726
                                         ------------

    FACE
  AMOUNT/              SECURITY
   SHARES            DESCRIPTION            VALUE
------------   ------------------------  ------------
PREFERRED STOCK (1.4%)
       1,000   Centaur Funding Corp.,
                 9.08%, 4/21/20 (+)....  $  1,023,750
      40,000   Lincoln National
                 Capital, 6.40%,
                 8/13/01...............       997,500
                                         ------------
Total Preferred Stock
  (cost $2,000,000)                         2,021,250
                                         ------------
U.S. TREASURY OBLIGATIONS (7.2%)
U.S. TREASURY NOTE (4.7%)
   7,260,000   6.00%, 8/15/09
                 (cost $7,198,450).....     7,035,397
                                         ------------
U.S. TREASURY BONDS (2.5%)
     125,000   5.25%, 11/15/28.........       103,047
   4,405,000   5.25%, 2/15/29..........     3,645,138
                                         ------------
Total U.S. Treasury Bonds
  (cost $3,964,184)                         3,748,185
                                         ------------
Total U.S. Treasury Obligations
  (cost $11,162,634)                       10,783,582
                                         ------------
SHORT-TERM HOLDING (3.4%)
   5,099,256   Merrimac U.S. Government
                 Fund, 5.11%
                 (cost $5,099,256).....     5,099,256
                                         ------------
Total Investments (100.0%)
  (cost $154,899,357)                    $149,764,178
                                         ============

See Notes to Schedules of Investments and
  Notes to Financial Statements.       17
                                                                  Memorial Funds

--------------------------------------------------------------------------------

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS

DECEMBER 31, 1999
--------------------------------------------------------------------------------

                       SECURITY
   SHARES             DESCRIPTION            VALUE
------------   -------------------------  -----------
COMMON STOCK (95.7%)
APPAREL & ACCESSORY STORES (1.0%)
      10,170   Intimate Brands, Inc.....  $   438,581
                                          -----------
BUILDING MATERIALS, HARDWARE, &
GARDEN SUPPLY (2.8%)
      17,400   Home Depot, Inc..........    1,192,988
                                          -----------
BUSINESS SERVICES (14.9%)
       6,800   Adobe Systems, Inc.......      457,300
       9,300   America Online,
                 Inc. *.................      701,569
      16,600   First Data Corp..........      818,588
      15,100   Microsoft Corp. *........    1,762,925
      10,000   Omnicom Group, Inc.......    1,000,000
       7,300   Oracle Corp. *...........      818,056
       4,800   Siebel Systems,
                 Inc. *.................      403,200
       6,500   Synopsys, Inc. *.........      433,874
                                          -----------
                                            6,395,512
                                          -----------
CHEMICALS & ALLIED PRODUCTS (5.1%)
      14,400   Estee Lauder Cos.,
                 Inc....................      726,300
       8,900   Procter & Gamble Co......      975,106
      11,600   Schering-Plough Corp.....      489,375
                                          -----------
                                            2,190,781
                                          -----------
COMMUNICATIONS (5.1%)
      12,900   AT&T Corp................      654,675
       6,200   Clear Channel
                 Communications,
                 Inc. *.................      553,350
      19,900   SBC Communications,
                 Inc....................      970,125
                                          -----------
                                            2,178,150
                                          -----------
DOMESTIC DEPOSITORY INSTITUTIONS (3.6%)
       6,823   Bank of America Corp.....      342,429
      14,550   Citigroup, Inc...........      808,434
       4,400   Providian Financial
                 Corp...................      400,675
                                          -----------
                                            1,551,538
                                          -----------
EATING & DRINKING PLACES (1.2%)
      12,800   McDonald's Corp..........      516,000
                                          -----------
ELECTRIC, GAS & SANITARY SERVICES (0.8%)
      14,000   Reliant Energy, Inc......      320,250
                                          -----------
ELECTRONIC & OTHER ELECTRICAL
EQUIPMENT &
  COMPONENTS, EXCEPT COMPUTER
  EQUIPMENT (10.5%)
      23,100   American Power Conversion
                 Corp. *................      609,263
      12,400   General Electric Co......    1,918,900
       7,100   Motorola, Inc............    1,045,475
       4,800   Solectron Corp. *........      456,600

ELECTRONIC & OTHER ELECTRICAL
EQUIPMENT &
  COMPONENTS, EXCEPT COMPUTER EQUIPMENT,
  CONTINUED
                       SECURITY
   SHARES             DESCRIPTION            VALUE
------------   -------------------------  -----------
       4,900   Texas Instruments,
                 Inc....................  $   474,688
                                          -----------
                                            4,504,926
                                          -----------
ENGINEERING, ACCOUNTING, RESEARCH,
  MANAGEMENT & RELATED SERVICES (1.4%)
      14,800   Paychex, Inc.............      592,000
                                          -----------
FEDERAL AGENCIES & INSTRUMENTALITIES
(1.3%)
       8,800   Federal National Mortgage
                 Assocation.............      549,450
                                          -----------
FOOD & KINDRED PRODUCTS (1.2%)
       7,500   Anheuser-Busch Cos.,
                 Inc....................      531,563
                                          -----------
GENERAL MERCHANDISE STORES (2.5%)
      15,800   Wal-Mart Stores, Inc.....    1,092,175
                                          -----------
INDUSTRIAL & COMMERCIAL MACHINERY &
  COMPUTER EQUIPMENT (19.8%)
      11,300   Cisco Systems, Inc. *....    1,210,513
       5,300   Comverse Technology,
                 Inc. *.................      767,175
      10,200   EMC Corp.................    1,114,350
       4,900   IBM Corp.................      529,200
       8,100   Intel Corp...............      666,731
       5,100   Lexmark International
                 Group, Inc. *..........      461,550
       5,100   Linear Technology
                 Corp...................      364,969
      12,540   Lucent Technologies,
                 Inc....................      938,149
      21,625   Symbol Technologies,
                 Inc....................    1,374,539
      10,700   Tandy Corp...............      526,306
      10,800   Vitesse Semiconductor
                 Corp. *................      566,325
                                          -----------
                                            8,519,807
                                          -----------
INSURANCE AGENTS, BROKERS & SERVICE
(2.3%)
      10,400   Marsh & McLennan Cos.,
                 Inc....................      995,150
                                          -----------
INSURANCE CARRIERS (2.4%)
       8,500   AFLAC, Inc...............      401,094
       5,750   American International
                 Group, Inc.............      621,719
                                          -----------
                                            1,022,813
                                          -----------
MEASURING, ANALYZING, & CONTROLLING
  INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
  OPTICAL GOODS (2.1%)
       9,400   Allergan, Inc............      467,650
       8,400   Waters Corp. *...........      445,200
                                          -----------
                                              912,850
                                          -----------

See Notes to Schedules of Investments and
  Notes to Financial Statements.       18
                                                                  Memorial Funds

--------------------------------------------------------------------------------

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (concluded)

DECEMBER 31, 1999
--------------------------------------------------------------------------------

                       SECURITY
   SHARES             DESCRIPTION            VALUE
------------   -------------------------  -----------
MISCELLANEOUS RETAIL (1.2%)
      14,900   Bed Bath & Beyond,
                 Inc. *.................  $   517,775
                                          -----------
OIL & GAS EXTRACTION (3.1%)
      13,100   Apache Corp..............      483,881
      19,000   Enron Corp...............      843,125
                                          -----------
                                            1,327,006
                                          -----------
PERSONAL SERVICES (0.9%)
       7,000   Cintas Corp..............      371,875
                                          -----------
PETROLEUM REFINING & RELATED
  INDUSTRIES (3.0%)
      12,500   Conoco, Inc., Class A....      309,375
      11,900   Exxon Mobil Corp.........      958,694
                                          -----------
                                            1,268,069
                                          -----------
PHARMACEUTICAL PREPARATIONS (3.0%)
      11,300   Bristol-Myers Squibb
                 Co.....................      725,319
       8,700   Merck & Co., Inc.........      583,444
                                          -----------
                                            1,308,763
                                          -----------

PRINTING, PUBLISHING & ALLIED INDUSTRIES
(2.1%)
                       SECURITY
   SHARES             DESCRIPTION            VALUE
------------   -------------------------  -----------
      15,200   Viacom, Inc. - Class
                 B *....................  $   918,650
                                          -----------
SECURITY & COMMODITY BROKERS, DEALERS,
  EXCHANGES & SERVICES (2.2%)
       6,700   Morgan Stanley Dean
                 Witter.................      956,425
                                          -----------
WHOLESALE TRADE-DURABLE GOODS (2.2%)
      10,200   Johnson & Johnson........      949,875
                                          -----------
Total Common Stock
  (cost $33,400,521)                       41,122,972
                                          -----------
SHORT-TERM HOLDING (4.3%)
   1,842,118   Merrimac U.S Government
                 Fund, 5.11% (cost
                 $1,842,118)............    1,842,118
                                          -----------
Total Investments (100.0%)
  (cost $35,242,639)                      $42,965,090
                                          ===========

See Notes to Schedules of Investments and
  Notes to Financial Statements.       19
                                                                  Memorial Funds

--------------------------------------------------------------------------------

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS

DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   SECURITY
       SHARES                    DESCRIPTION               VALUE
---------------------   ------------------------------  -----------
COMMON STOCK (95.7%)
BUSINESS SERVICES (5.8%)
         12,000         Electronic Data Systems
                          Corp........................  $   803,250
         27,400         First Data Corp...............    1,351,163
                                                        -----------
                                                          2,154,413
                                                        -----------
COMMUNICATIONS (5.8%)
         19,900         GTE Corp......................    1,404,194
         15,302         SBC Communications, Inc.......      745,973
                                                        -----------
                                                          2,150,167
                                                        -----------
DOMESTIC DEPOSITORY INSTITUTIONS (6.5%)
         25,400         First Union Corp..............      833,438
         27,600         SouthTrust Corp...............    1,043,625
         20,800         Washington Mutual, Inc........      540,800
                                                        -----------
                                                          2,417,863
                                                        -----------
ELECTRIC, GAS & SANITARY SERVICES (14.3%)
         19,300         Duke Energy Corp..............      967,412
         48,600         Edison International..........    1,272,713
         32,200         El Paso Energy Corp...........    1,249,762
         44,500         Southern Co...................    1,045,750
         47,000         Waste Management, Inc.........      807,812
                                                        -----------
                                                          5,343,449
                                                        -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT (7.9%)
         67,800         American Power Conversion
                          Corp. *.....................    1,788,225
         17,900         Whirlpool Corp................    1,164,619
                                                        -----------
                                                          2,952,844
                                                        -----------
FOOD & KINDRED PRODUCTS (2.5%)
         32,900         Hercules, Inc.................      917,088
                                                        -----------
GENERAL MERCHANDISE STORES (3.2%)
         23,500         Federated Department Stores,
                          Inc. *......................    1,188,219
                                                        -----------
HEALTH SERVICES (2.1%)
         26,500         Columbia HCA Healthcare
                          Corp........................      776,781
                                                        -----------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
EQUIPMENT (7.3%)
         19,300         Ingersoll-Rand Co.............    1,062,706
          9,200         Intel Corp....................      757,274
         42,300         Pall Corp.....................      912,094
                                                        -----------
                                                          2,732,074
                                                        -----------
INSURANCE AGENTS, BROKERS & SERVICE (5.5%)
         12,500         Marsh & McLennan Cos., Inc....    1,196,094

INSURANCE AGENTS, BROKERS & SERVICE, CONTINUED
                                   SECURITY
       SHARES                    DESCRIPTION               VALUE
---------------------   ------------------------------  -----------
         14,400         MGIC Investment Corp..........  $   866,700
                                                        -----------
                                                          2,062,794
                                                        -----------
INSURANCE CARRIERS (2.6%)
         18,100         MBIA, Inc.....................      955,906
                                                        -----------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS (3.3%)
         19,400         Baxter International, Inc.....    1,218,563
                                                        -----------
NONDEPOSITORY CREDIT INSTITUTIONS (5.1%)
         27,400         Household International,
                          Inc.........................    1,020,650
         20,600         SLM Holding Corp..............      870,350
                                                        -----------
                                                          1,891,000
                                                        -----------
OIL & GAS EXTRACTION (2.3%)
         26,500         Burlington Resources, Inc.....      876,156
                                                        -----------
PAPER & ALLIED PRODUCTS (4.6%)
         14,000         Bowater, Inc..................      760,375
         15,400         Champion International
                          Corp........................      953,838
                                                        -----------
                                                          1,714,213
                                                        -----------
PETROLEUM REFINING & RELATED INDUSTRIES (5.5%)
         23,600         Cooper Cameron Corp. *........    1,154,925
         14,700         Royal Dutch Petroleum Company,
                          New York Registered
                          Shares......................      888,431
                                                        -----------
                                                          2,043,356
                                                        -----------
PRIMARY METAL INDUSTRIES (2.6%)
         18,000         Nucor Corp....................      986,625
                                                        -----------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (5.0%)
         37,300         Donnelley (R.R) & Sons Co.....      925,507
         11,700         Gannett Co., Inc..............      954,281
                                                        -----------
                                                          1,879,788
                                                        -----------
TRANSPORTATION EQUIPMENT (3.8%)
         24,300         Dana Corp.....................      727,481
         24,900         Goodrich (B.F.) Co............      684,751
                                                        -----------
                                                          1,412,232
                                                        -----------
Total Common Stock
  (cost $35,746,242)                                     35,673,531
                                                        -----------
SHORT-TERM HOLDING (4.3%)
      1,600,655         Merrimac U.S. Government Fund,
                          5.11% (cost $1,600,655).....    1,600,655
                                                        -----------
Total Investments (100.0%)
  (cost $37,346,897)                                    $37,274,186
                                                        ===========

See Notes to Schedules of Investments and
  Notes to Financial Statements.       20
                                                                  Memorial Funds

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

(*) Non-income producing securities.

(+) Securities that may be resold to "qualified institutional buyers" under rule
    144A or securities offered pursuant to 4(2) of the Securities Act of 1933, as amended. These securities are deemed to be liquid at December 31, 1999 by procedures approved by the Board of Trustees.

(#) Securities that are fair valued as determined by the Board of Trustees. (See
    Note 2 to Notes to Financial Statements).

    Definition of certain terms:

ACA    American Capital Access Corp.
COP    Certificates of Participation
EQCC   EquiCredit Corporation
FHLB   Federal Home Loan Bank
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Assoc.
GNMA   Government National Mortgage Assoc.
IDA    Industrial Development Authority
MFHR   Multi Family Housing Revenue
RV     Revenue Bonds
VR     Variable Rate--these securities are deemed to have a
         maturity remaining until the next adjustment of the
         interest rate or the longer of the demand period or
         readjustment. The interest rates shown reflect the rate in effect on December 31, 1999.

See Notes to Financial Statements.     21
                                                                  Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                GOVERNMENT       CORPORATE        GROWTH           VALUE
                                                                BOND FUND        BOND FUND      EQUITY FUND     EQUITY FUND
                                                                ---------        ---------      -----------     -----------
ASSETS:
    Investments (Note 2)
      Investments at cost...................................   $71,577,940     $154,899,357     $35,242,639     $37,346,897
      Net unrealized appreciation (depreciation)............    (3,346,348)      (5,135,179)      7,722,451         (72,711)
                                                               -----------     ------------     -----------     -----------
        Total investments at value..........................    68,231,592      149,764,178      42,965,090      37,274,186
    Receivables for Fund shares sold........................            --          899,793              --              --
    Interest, dividends and other receivables...............     1,190,828        2,646,437          17,069          65,129
    Organization costs, net of amortization (Note 2)........        19,468           19,403          19,468          19,468
    Prepaid expenses........................................         2,499            5,166           1,580           1,294
                                                               -----------     ------------     -----------     -----------
Total Assets................................................    69,444,387      153,334,977      43,003,207      37,360,077
                                                               -----------     ------------     -----------     -----------
LIABILITIES:
    Dividends payable.......................................       277,345          778,183              --             323
    Payable for investments purchased.......................            --               --         549,383              --
    Payable to investment adviser (Note 3)..................        25,257           54,951          10,378           9,022
    Payable to administrator (Note 3).......................         8,858           19,217           5,189           4,510
    Payable to shareholder servicing agent (Note 3).........        14,764           32,118           3,721           3,324
    Accrued fees, other liabilities and other expenses......        36,176           59,879          36,341          33,263
                                                               -----------     ------------     -----------     -----------
Total Liabilities...........................................       362,400          944,348         605,012          50,442
                                                               -----------     ------------     -----------     -----------
NET ASSETS..................................................   $69,081,987     $152,390,629     $42,398,195     $37,309,635
                                                               ===========     ============     ===========     ===========
COMPONENTS OF NET ASSETS:
    Paid in capital.........................................   $73,080,058     $162,301,130     $34,820,614     $40,838,783
    Undistributed net investment income.....................           981           65,927              --              --
    Net unrealized appreciation (depreciation) of
     investments............................................    (3,346,348)      (5,135,179)      7,722,451         (72,711)
    Accumulated net realized loss from investments..........      (652,704)      (4,841,249)       (144,870)     (3,456,437)
                                                               -----------     ------------     -----------     -----------
NET ASSETS..................................................   $69,081,987     $152,390,629     $42,398,195     $37,309,635
                                                               ===========     ============     ===========     ===========
NET ASSETS BY SHARE CLASS
    Trust Shares............................................   $        --     $         --     $   564,901     $   241,701
    Institutional Shares....................................    69,081,987      152,390,629      41,833,294      37,067,934
                                                               -----------     ------------     -----------     -----------
NET ASSETS..................................................   $69,081,987     $152,390,629     $42,398,195     $37,309,635
                                                               ===========     ============     ===========     ===========
SHARES OF BENEFICIAL INTEREST
    Trust Shares............................................            --               --          45,348          27,681
    Institutional Shares....................................     7,269,570       16,309,412       3,345,617       4,234,471

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE) PER SHARE
    Trust Shares............................................   $        --     $         --     $     12.46     $      8.73
    Institutional Shares....................................   $      9.50     $       9.34     $     12.50     $      8.75

See Notes to Financial Statements.     22
                                                                  Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                              GOVERNMENT      CORPORATE        GROWTH           VALUE
                                                              BOND FUND       BOND FUND      EQUITY FUND     EQUITY FUND
                                                              ---------       ---------      -----------     -----------
INVESTMENT INCOME:
    Dividend income.......................................   $        --     $   170,942     $  280,965      $   606,233
    Interest income.......................................     3,960,350       9,399,142         89,288          113,556
                                                             -----------     -----------     ----------      -----------
Total Investment Income...................................     3,960,350       9,570,084        370,253          719,789
                                                             -----------     -----------     ----------      -----------

EXPENSES:
    Investment advisory (Note 3)..........................       154,352         332,876        143,402          132,560
    Shareholder servicing (Note 3)
      Institutional Shares................................       141,716         306,888         81,842           75,958
    Administration (Note 3)...............................       100,664         216,654         61,458           56,811
    Transfer agent (Note 3)
      Trust Shares........................................            --              --            675              489
      Institutional Shares................................        24,601          25,020         36,084           36,137
    Accounting (Note 3)...................................        39,000          57,000         51,000           51,000
    Distribution (Note 3)
      Trust Shares........................................            --              --          1,280              901
    Legal.................................................        16,367          35,320         10,441           10,040
    Audit.................................................        14,500          14,500         14,500           14,500
    Custody...............................................         8,450          25,564         17,924            7,482
    Trustees..............................................         5,940          12,740          3,457            3,115
    Registration
      Trust Shares........................................            --              --             44                2
      Institutional Shares................................         8,375          13,622          9,830            8,713
    Reporting
      Trust Shares........................................            --              --            825              877
      Institutional Shares................................         3,741           9,168          2,305            2,585
    Amortization of organization costs (Note 2)...........         6,000           6,000          6,000            6,000
    Miscellaneous.........................................         8,883          20,869          7,839            5,903
                                                             -----------     -----------     ----------      -----------
Total Expenses............................................       532,589       1,076,221        448,906          413,073
Expenses reimbursed and fees waived (Note 4)..............       (44,740)        (96,486)       (37,706)         (32,977)
                                                             -----------     -----------     ----------      -----------
Net Expenses..............................................       487,849         979,735        411,200          380,096
                                                             -----------     -----------     ----------      -----------
NET INVESTMENT INCOME (LOSS)..............................     3,472,501       8,590,349        (40,947)         339,693
                                                             -----------     -----------     ----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) from investments.............      (652,093)     (4,742,972)     3,509,663       (1,526,723)
    Net change in unrealized appreciation (depreciation)
     on investments.......................................    (4,425,792)     (6,321,805)     4,718,673         (568,697)
                                                             -----------     -----------     ----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....    (5,077,885)    (11,064,777)     8,228,336       (2,095,420)
                                                             -----------     -----------     ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...............................................   $(1,605,384)    $(2,474,428)    $8,187,389      $(1,755,727)
                                                             ===========     ===========     ==========      ===========

See Notes to Financial Statements.     23
                                                                  Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 GOVERNMENT BOND FUND             CORPORATE BOND FUND
                                                             -----------------------------   -----------------------------
                                                              YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                 1999           1998(A)          1999           1998(A)
                                                                 ----           -------          ----           -------
NET ASSETS--BEGINNING OF PERIOD                              $ 65,675,565    $         --    $137,337,990    $         --
OPERATIONS
  Net investment income....................................     3,472,501       1,774,865       8,590,349       5,074,635
  Net realized gain (loss) from investments................      (652,093)        889,300      (4,742,972)      2,741,126
  Net change in unrealized appreciation (depreciation) of
   investments.............................................    (4,425,792)      1,079,444      (6,321,805)      1,186,626
                                                             ------------    ------------    ------------    ------------
    Net increase (decrease) in net assets resulting from
     operations............................................    (1,605,384)      3,743,609      (2,474,428)      9,002,387
                                                             ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income--Institutional Shares..............    (3,472,501)     (1,774,865)     (8,525,409)     (5,074,635)
  Net realized capital gain from investments--Institutional
   Shares..................................................            --        (889,917)        (64,940)     (2,774,463)
                                                             ------------    ------------    ------------    ------------
    Total distributions to shareholders....................    (3,472,501)     (2,664,782)     (8,590,349)     (7,849,098)
                                                             ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares--Institutional Shares.....................    23,623,194      85,999,880      46,850,315     177,765,653
  Reinvestment of distributions--Institutional Shares......       800,527         920,555         297,903       2,329,123
  Redemption of shares--Institutional Shares...............   (15,939,414)    (22,323,697)    (21,030,802)    (43,910,075)
                                                             ------------    ------------    ------------    ------------
    Net increase from capital transactions.................     8,484,307      64,596,738      26,117,416     136,184,701
                                                             ------------    ------------    ------------    ------------
    Net increase in net assets.............................     3,406,422      65,675,565      15,052,639     137,337,990
                                                             ------------    ------------    ------------    ------------
NET ASSETS--END OF PERIOD (A)..............................  $ 69,081,987    $ 65,675,565    $152,390,629    $137,337,990
                                                             ============    ============    ============    ============
  (A) Including accumulated undistributed net investment
    income.................................................  $        981    $        423    $     65,927    $        423
                                                             ============    ============    ============    ============

                                                                SHARES          SHARES          SHARES          SHARES
                                                             -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares--Institutional Shares.....................     2,428,982       8,492,304       4,910,769      17,666,188
  Reinvestment of distributions--Institutional Shares......        81,464          89,801          30,819         231,044
  Redemption of shares--Institutional Shares...............    (1,646,393)     (2,176,588)     (2,247,532)     (4,281,876)
                                                             ------------    ------------    ------------    ------------
  Net increase in shares...................................       864,053       6,405,517       2,694,056      13,615,356
                                                             ============    ============    ============    ============

------------------------------

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

See Notes to Financial Statements.     24
                                                                  Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                  GROWTH EQUITY FUND               VALUE EQUITY FUND
                                                             -----------------------------   -----------------------------
                                                              YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                 1999           1998(A)          1999           1998(A)
                                                                 ----           -------          ----           -------
NET ASSETS--BEGINNING OF PERIOD                              $ 26,799,219    $         --    $ 30,974,497    $         --
OPERATIONS
  Net investment income (loss).............................       (40,947)         33,237         339,693         104,472
  Net realized gain (loss) from investments................     3,509,663       3,424,032      (1,526,723)     (1,929,714)
  Net change in unrealized appreciation (depreciation) of
   investments.............................................     4,718,673       3,003,778        (568,697)        495,986
                                                             ------------    ------------    ------------    ------------
    Net increase in net assets resulting from operations...     8,187,389       6,461,047      (1,755,727)     (1,329,256)
                                                             ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income--Trust Shares......................           (21)           (297)         (3,042)           (905)
  Net investment income--Institutional Shares..............        (1,694)        (31,648)       (338,111)       (103,341)
  Net realized capital gain from investments--Trust
   Shares..................................................       (66,157)        (18,252)             --              --
  Net realized capital gain from investments--Institutional
   Shares..................................................    (5,153,827)     (1,799,949)             --              --
  Return of capital--Trust Shares..........................        (3,996)             --              --              --
  Return of capital--Institutional Shares..................      (311,013)             --              --              --
                                                             ------------    ------------    ------------    ------------
    Total distributions to shareholders....................    (5,536,708)     (1,850,146)       (341,153)       (104,246)
                                                             ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares--Trust Shares.............................       258,856       1,620,834         152,500       1,519,346
  Sale of shares--Institutional Shares.....................    66,333,303      48,487,911      28,294,889      34,931,423
  Reinvestment of distributions--Trust Shares..............        70,174          18,549           2,720             905
  Reinvestment of distributions--Institutional Shares......     2,652,027       1,285,045          89,810          45,654
  Redemption of shares--Trust Shares.......................      (169,280)     (1,302,403)       (186,539)     (1,206,242)
  Redemption of shares--Institutional Shares...............   (56,196,785)    (27,921,618)    (19,921,362)     (2,883,087)
                                                             ------------    ------------    ------------    ------------
    Net increase from capital transactions.................    12,948,295      22,188,318       8,432,018      32,407,999
                                                             ------------    ------------    ------------    ------------
    Net increase in net assets.............................    15,598,976      26,799,219       6,335,138      30,974,497
                                                             ------------    ------------    ------------    ------------
NET ASSETS--END OF PERIOD (A)..............................  $ 42,398,195    $ 26,799,219    $ 37,309,635    $ 30,974,497
                                                             ============    ============    ============    ============
  (A) Including accumulated undistributed net investment
    income.................................................  $         --    $      1,715    $         --    $        649
                                                             ============    ============    ============    ============

                                                                SHARES          SHARES          SHARES          SHARES
                                                             -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS
Sale of shares--Trust Shares...............................        21,397         161,489          16,602         153,755
Sale of shares--Institutional Shares.......................     5,356,774       4,716,662       3,060,722       3,655,098
Reinvestment of distributions--Trust Shares................         5,968           1,622             302             105
Reinvestment of distributions--Institutional Shares........       224,237         111,988          10,032           5,273
Redemption of shares--Trust Shares.........................       (14,620)       (130,508)        (22,427)       (120,656)
Redemption of shares--Institutional Shares.................    (4,535,771)     (2,528,273)     (2,174,325)       (322,329)
                                                             ------------    ------------    ------------    ------------
Net increase in shares.....................................     1,057,985       2,332,980         890,906       3,371,246
                                                             ============    ============    ============    ============

------------------------------

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

See Notes to Financial Statements.     25
                                                                  Memorial Funds

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED PER SHARE DATA FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                 GOVERNMENT BOND FUND           CORPORATE BOND FUND
                                                              ---------------------------   ---------------------------
                                                                 INSTITUTIONAL SHARES          INSTITUTIONAL SHARES
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  1999         1998(A)          1999         1998(A)
                                                                  ----         -------          ----         -------
Net asset value, beginning of period........................    $ 10.25        $ 10.00        $  10.09       $  10.00
                                                                -------        -------        --------       --------
Investment Operations:
    Net investment income...................................       0.51           0.39            0.57           0.43
    Net realized and unrealized gain (loss) on
     investments............................................      (0.75)          0.39           (0.75)          0.30
                                                                -------        -------        --------       --------
Total from Investment Operations............................      (0.24)          0.78           (0.18)          0.73
                                                                -------        -------        --------       --------
Distributions from:
    Net investment income...................................      (0.51)         (0.39)          (0.57)         (0.43)
    Net realized gain on investments........................         --          (0.14)             --          (0.21)
                                                                -------        -------        --------       --------
Total Distributions.........................................      (0.51)         (0.53)          (0.57)         (0.64)
                                                                -------        -------        --------       --------
Net asset value, end of period..............................    $  9.50        $ 10.25        $   9.34       $  10.09
                                                                =======        =======        ========       ========
Total Return (b)............................................     (2.39)%          7.96%         (1.77)%          7.50%
Ratio/Supplementary Data:
Ratios to average net assets:
    Expenses, including reimbursement/waiver of fees........       0.73%          0.73%(c)        0.68%          0.63%(c)
    Expenses, excluding reimbursement/waiver of fees........       0.79%          0.85%(c)        0.74%          0.76%(c)
    Net investment income (loss), including
     reimbursement/waiver of fees...........................       5.17%          5.05%(c)        5.94%          5.60%(c)
Portfolio turnover rate.....................................         25%           114%            291%           377%
Net assets at end of period (000's omitted).................    $69,082        $65,676        $152,391       $137,338

------------------------------

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

(b) Total returns would have been lower had certain expenses not been reduced during the period shown (Note 4).

(c) Annualized.

See Notes to Financial Statements.     26
                                                                  Memorial Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED PER SHARE DATA FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                                 GROWTH EQUITY FUND
                                                              ---------------------------------------------------------
                                                                     TRUST SHARES              INSTITUTIONAL SHARES
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  1999         1998(A)          1999         1998(A)
                                                                  ----         -------          ----         -------
Net asset value, beginning of period........................     $11.45         $10.00        $ 11.49        $ 10.00
                                                                 ------         ------        -------        -------
Investment Operations:
    Net investment income (loss)............................      (0.01)          0.01          (0.01)          0.01
    Net realized and unrealized gain on investments.........       2.67           2.05           2.67           2.09
                                                                 ------         ------        -------        -------
Total from Investment Operations............................       2.66           2.06           2.66           2.10
                                                                 ------         ------        -------        -------
Distributions from:
  Net investment income.....................................      (0.00)(d)      (0.01)         (0.00)(d)      (0.01)
  Net realized gain on investments..........................      (1.55)         (0.60)         (1.56)         (0.60)
  Return of capital.........................................      (0.10)            --          (0.09)            --
                                                                 ------         ------        -------        -------
Total Distributions.........................................      (1.65)         (0.61)         (1.65)         (0.61)
                                                                 ------         ------        -------        -------
Net asset value, end of period..............................     $12.46         $11.45        $ 12.50        $ 11.49
                                                                 ======         ======        =======        =======
Total Return (b)............................................      24.56%         20.57%         24.44%         20.97%
Ratio/Supplementary Data:
Ratios to average net assets:
    Expenses, including reimbursement/waiver of fees........       1.01%          1.25%(c)       1.00%          1.00%(c)
    Expenses, excluding reimbursement/waiver of fees........       1.32%          2.29%(c)       1.09%          1.19%(c)
    Net investment income (loss), including
     reimbursement/waiver of fees...........................     (0.11)%          0.14%(c)     (0.10)%          0.16%(c)
Portfolio turnover rate.....................................        108%           135%           108%           135%
Net assets at end of period (000's omitted).................     $  565         $  373        $41,833        $26,426

------------------------------

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

(b) Total returns would have been lower had certain expenses not been reduced during the period shown (Note 4).

(c) Annualized.

(d) Distributions per share were $.00055.

See Notes to Financial Statements.     27
                                                                  Memorial Funds

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

SELECTED PER SHARE DATA FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                                  VALUE EQUITY FUND
                                                              ---------------------------------------------------------
                                                                     TRUST SHARES              INSTITUTIONAL SHARES
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  1999         1998(A)          1999         1998(A)
                                                                  ----         -------          ----         -------
Net asset value, beginning of period........................     $ 9.16         $10.00        $  9.19        $ 10.00
Investment Operations:
    Net investment income...................................       0.08           0.02           0.08           0.03
    Net realized and unrealized gain (loss) on
     investments............................................      (0.43)         (0.83)         (0.44)         (0.81)
                                                                 ------         ------        -------        -------
    Total from Investment Operations........................      (0.35)         (0.81)         (0.36)         (0.78)
                                                                 ------         ------        -------        -------
Distributions from:
  Net investment income.....................................      (0.08)         (0.03)         (0.08)         (0.03)
  Net realized gain on investments..........................         --             --             --             --
                                                                 ------         ------        -------        -------
Total Distributions.........................................      (0.08)         (0.03)         (0.08)         (0.03)
                                                                 ------         ------        -------        -------
    Net asset value, end of period..........................     $ 8.73         $ 9.16        $  8.75        $  9.19
                                                                 ======         ======        =======        =======
Total Return (b)............................................     (3.88)%        (8.06)%        (3.96)%        (7.76)%
Ratio/Supplementary Data:
Ratios to average net assets:
    Expenses, including reimbursement/waiver of fees........       1.07%          1.25%(c)       1.00%          1.00%(c)
    Expenses, excluding reimbursement/waiver of fees........       1.38%          2.40%(c)       1.09%          1.25%(c)
    Net investment income (loss), including
     reimbursement/waiver of fees...........................       0.86%          0.34%(c)       0.90%          0.59%(c)
Portfolio turnover rate.....................................         60%            37%            60%            37%
Net assets at end of period (000's omitted).................     $  242         $  304        $37,068        $30,670

------------------------------

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

(b) Total returns would have been lower had certain expenses not been reduced during the period shown (Note 4).

(c) Annualized.

See Notes to Financial Statements.     28
                                                                  Memorial Funds

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1999
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Memorial Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has four active diversified investment portfolios (each a "Fund" and, collectively, the "Funds"). The Trust Instrument authorizes each Fund to issue an unlimited number of shares of beneficial interest. The classes of each Fund and their dates of commencement of operations are as follows:


Government Bond Fund (Institutional Shares)                   March 29, 1998

Corporate Bond Fund (Institutional Shares)                    March 25, 1998

Growth Equity Fund (Trust and Institutional Shares)           March 29, 1998

Value Equity Fund (Trust and Institutional Shares)            March 29, 1998

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Funds:

SECURITY VALUATION--Securities, other than short-term securities, held by the Funds for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund's business day. If no sales are reported, the mean of the last bid and asked price is used. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. At December 31, 1999, Corporate Bond Fund holds securities valued at fair value as determined by the Board of Trustees amounting to $254,895 or 0.2%, of the Fund's net assets. Securities with a maturity of 60 days or less are valued at amortized cost.

REALIZED GAIN AND LOSS--Security transactions are accounted for on a trade date basis and realized gain and loss on investments sold is determined on the basis of identified cost.

INTEREST AND DIVIDEND INCOME--Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS--Distributions of net investment income to shareholders are declared daily and paid monthly by Government Bond Fund and Corporate Bond Fund. Net investment income distributions for Growth Equity Fund and Value Equity Fund are declared and paid quarterly. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

ORGANIZATION COSTS--Costs incurred by the Funds in connection with their organization and registration of shares have been capitalized and are being amortized using the straight-line method over a five-year period beginning with the commencement of the Funds' operations.

FEDERAL TAXES--Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. As the Funds intend to meet these minimum distribution requirements, no federal income tax provision is currently required.

As of December 31, 1999, Value Equity Fund has a capital loss carryover of $1,035,112 expiring on December 31, 2006; and Government Bond Fund, Corporate Bond Fund and Value Equity Fund have capital loss carryovers in the amounts of $630,263, $4,648,921, $1,497,610, respectively, expiring December 31, 2007, available to offset future net realized capital gains.

                                       29                         Memorial Funds

--------------------------------------------------------------------------------

DECEMBER 31, 1999
--------------------------------------------------------------------------------

NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser of each Fund is Forum Investment Advisors, LLC (the "Adviser"). The Adviser receives monthly an advisory fee at an annual rate of 0.23% of the average daily net assets of Government Bond Fund and Corporate Bond Fund, and 0.35% of the average daily net assets of Growth Equity Fund and Value Equity Fund. In addition, the Adviser has retained the following investment sub-advisers (each a "Sub-adviser") for each Fund pursuant to an investment sub-advisory agreement with the Adviser:


Government Bond Fund  The Northern Trust Company

Corporate Bond Fund   Conseco Capital Management, Inc.

Growth Equity Fund    Davis Hamilton Jackson & Associates, L.P.

Value Equity Fund     Beutel, Goodman Capital Management

Currently, the Adviser pays the Sub-advisers of Government Bond Fund and Corporate Bond Fund an annual fee of 0.20% of the average daily net assets of each Fund. The Sub-advisers for Growth Equity Fund and Value Equity Fund are currently paid an annual fee of 0.30% of the average daily net assets of each Fund. The amount of the fees paid by the Adviser to each Sub-adviser may vary from time to time as a result of periodic negotiations with each Sub-adviser regarding such matters as the nature and extent of the services provided (other than investment selection and order placement activities). To assist in carrying out its responsibilities, the Adviser has retained Wellesley Group, Inc. ("Wellesley"). Wellesley provides data with which the Adviser and the Board of Trustees of the Trust can monitor and evaluate the performance of the Funds and Sub-advisers. Wellesley receives a fee from the Adviser of 0.02% of the average annual net assets of the Funds (decreasing to 0.015% at average annual net assets levels of $250 million but less than $500 million, and 0.01% at average annual net asset levels exceeding $500 million). As a minimum, Wellesley shall receive an aggregate annual fee of $30,000.

On behalf of each Fund, the Trust has entered into an Administration Agreement with Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives a fee at an annual rate of 0.15% of the average daily net assets of each Fund for the first $150 million in assets, and 0.10% of the average daily net assets of each Fund over $150 million, subject to an annual minimum of $30,000.

Forum Shareholder Services, LLC ("FSS"), an affiliate of FAdS, serves as each Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $24,000 per year, plus certain account and additional class charges.

Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., acts as each Fund's distributor pursuant to a separate distribution agreement with the Trust. Prior to May 1, 1999, Forum Financial Services, Inc., served as each Fund's distributor. The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"). Currently, FFS has agreed to waive all Rule 12b-1 fees charged to the Funds.

Forum Accounting Services, LLC ("FAcS"), an affiliate of FAdS, serves as the fund accountant for each Fund, for which it receives a fee of $36,000 per year, per Fund, plus certain share class charges and certain amounts based upon the number and types of portfolio transactions within each Fund.

The Trust has adopted a Shareholder Service Plan which allows it to obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust pays Memorial Group, Inc. a fee at an annual rate of 0.25% of the average daily net assets of each Fund. Prior to July 1, 1999, FAdS paid Memorial Group, Inc. a fee at an annual rate of 0.17% of the average daily net assets of Institutional Shares of Government Bond Fund and Corporate Bond Fund and 0.15% of the average daily net assets of the Institutional Shares of Growth Equity Fund and Value Equity Fund.

Each Trustee, who is not an "affiliated person" as defined in the Act, receives from the Fund an annual fee of $5,000, plus out of pocket expenses. In addition, each Trustee receives $500 per meeting attended.

                                       30                         Memorial Funds

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 1999
--------------------------------------------------------------------------------

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser, Sub-advisers, Memorial Group, Inc., FSS and FAcS may voluntarily waive a portion of their fees. In addition, FAdS may, under certain circumstances, assume certain expenses of the Funds. For the year end December 31, 1999, the Sub-advisers, Memorial Group, Inc. and FFS have voluntarily waived fees as follows:

                                                               INVESTMENT     MEMORIAL
                                                                ADVISORY     GROUP, INC.     FFS       TOTAL
                                                               -----------   -----------   --------   --------
Government Bond Fund........................................     $44,740       $    --      $   --    $44,740
Corporate Bond Fund.........................................      96,486            --          --     96,486
Growth Equity Fund..........................................      25,163        11,263       1,280     37,706
Value Equity Fund...........................................      22,816         9,260         901     32,977

NOTE 5. SECURITIES TRANSACTIONS

The cost of securities purchased and the proceeds from sales of securities, other than short-term securities, for the year ended December 31, 1999, were as follows:

                                                                                   COST OF
                                                                                 GOVERNMENT       PROCEEDS FROM
                                   COST OF PURCHASES     PROCEEDS FROM SALES      PURCHASES      GOVERNMENT SALES
                                   ------------------   ---------------------   -------------   ------------------
Government Bond Fund.............     $ 28,053,116          $ 15,988,782        $ 11,323,906       $ 10,756,909
Corporate Bond Fund..............      428,398,689           404,272,820         172,999,912        169,701,837
Growth Equity Fund...............       49,039,160            42,047,386                  --                 --
Value Equity Fund................       29,376,778            21,182,937                  --                 --

For federal income tax purposes, the tax cost basis of investment securities owned, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and net unrealized appreciation (depreciation) as of December 31, 1999, were as follows:

                                                                        GROSS           GROSS        NET REALIZED
                                                                     UNREALIZED      UNREALIZED      APPRECIATION
                                                      TAX COST      APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                    -------------   -------------   -------------   ---------------
Government Bond Fund..............................  $ 71,577,940     $       --      $3,346,348       ($3,346,348)
Corporate Bond Fund...............................   155,075,722         57,886       5,369,430        (5,311,544)
Growth Equity Fund................................    35,387,509      8,749,451       1,171,870         7,577,581
Value Equity Fund.................................    37,404,076      4,100,350       4,230,240          (129,890)

NOTE 6. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

For federal income tax purposes, dividends from short term capital gains are classified as ordinary income. The percentage of qualifying dividends eligible for the corporate dividend received deduction for Value Equity Fund was 100%.

                                       31                         Memorial Funds

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of the Memorial Funds:

We have audited the accompanying statements of assets and liabilities of Government Bond Fund, Corporate Bond Fund, Growth Equity Fund, and Value Equity Fund, portfolios of the Memorial Funds, including the schedules of investments as of December 31, 1999, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period March 29, 1998 (commencement of operations)(March 25, 1998 for the Corporate Bond Fund)) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Bond Fund, Corporate Bond Fund, Growth Equity Fund, and Value Equity Fund as of December 31, 1999, the results of their operations, changes in their net assets and their financial highlights for the year or periods described above in conformity with generally accepted accounting principles.

                                         /s/ KPMG LLP

Boston, Massachusetts
February 2, 2000

                                       32                         Memorial Funds

                               THE MEMORIAL GROUP

                               INVESTMENT ADVISER
                         Forum Investment Advisors, LLC
                              Two Portland Square
                             Portland, Maine 04101

ADMINISTRATOR                                    TRANSFER AGENT & DIVIDEND DISBURSING AGENT
       Forum Administrative Services, LLC               Forum Shareholder Services, LLC
       Two Portland Square                              Two Portland Square
       Portland, Maine 04101                            Portland, Maine 04101

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.